UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2018

PRECIPIO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36439	91-1789357
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Science Park, New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(203) 787-7888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Michael A. Luther, Ph.D

Effective August 7, 2018, Michael A. Luther. PhD. resigned as a member of the Board. Mr. Luther did not advise the Company of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(c) Appointment of New Director

On August 7, 2018, the Company elected Ms. Kathleen LaPorte to fill the existing vacancy on the Board, to serve until the Company’s 2019 annual meeting of stockholders or her earlier resignation, retirement or removal.

Ms. LaPorte has 30 years of experience as a venture and angel investor and builder of healthcare technology companies. She was a General Partner with the Sprout Group from 1993-2004 and was one of the founders of New Leaf Venture Partners. Kathy was a cofounder of Health Tech Capital, an angel investing group in the digital health space. Kathy served as Chief Business Officer and later Chief Executive Officer of Nodality, a company engaged in ImmunoOncology diagnostic development. She has served on many private and public Boards, including service on Audit, Compensation, Nominating, Governance, and Special Committees.

Ms. LaPorte will be compensated for her service as a non-employee director under the Company’s policy for non-employee director compensation. In connection with the election of Ms. LaPorte, the Company granted Ms. LaPorte a stock option pursuant to the Precipio, Inc. 2017 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”) to acquire that number of shares of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”) opposite her name; such option shall have an exercise price equal to the closing price of the Common Stock on the date of her appointment, and shall be evidenced by the Company’s standard form of the stock option agreement used under the Plan and, if applicable, subject to vesting as set forth below.

Optionee	Type	%	Number of Shares	Vesting Schedule

Kathleen LaPorte	NQSO	0.1% of the outstanding shares	22,560	Monthly over twelve months

Kathleen LaPorte	NQSO	0.25% of outstanding shares	56,400	Monthly over thirty six months

Other than as disclosed below, Ms. LaPorte is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Ms. LaPorte and any other persons pursuant to which Ms. Laporte was selected as a director of the Company.

A copy of the Company’s press release regarding the election of Ms. LaPorte is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(e) Material Compensatory Plan, Contract or Arrangement with Principal or Named Executive Officers

Employment Agreement with Mr. Ilan Danieli

On August 7, 2018, the Company entered into a revised employment agreement with Ilan Danielli, effective as of that date (the “Danieli Employment Agreement”), in connection with his existing role as Chief Executive Officer of the Company. Pursuant to the Danieli Employment Agreement, Mr. Danieli will receive an annual salary in the amount of $200,000 per year and will be entitled to participate in the Company’s health plan and benefits on terms available to other Company employees.

Mr. Danieli is eligible to receive an annual bonus in accordance with the recommendations made by the Compensation Committee of the Board or a majority of the independent members of the Board. In addition, Mr. Danieli shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board.

In the event of termination without cause or for good reason (as such terms are defined in the Danieli Employment Agreement), Mr. Danieli shall be entitled to (i) a lump sum payment equal to 9 months of his base salary in effect at the date of termination, less applicable withholding (ii) COBRA benefits for a period of 9 months or such period as further described in the Danieli Employment Agreement and (iii) accelerated vesting of all unvested stock options or equity awards.

Upon death or termination of employment by virtue of disability, Mr. Danieli (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.

If a sale event occurs (as defined in the Danieli Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Danieli without cause or Mr. Danieli terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Danieli shall be entitled to receive Change of Control Severance as set out in the terms of the agreement.

The description of the Danieli Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1(a).

Employment Agreement with Mr. Carl Iberger

On August 7, 2018, the Company entered into a revised employment agreement with Carl Iberger, effective as of that date (the “Iberger Employment Agreement”), in connection with his existing role as Chief Financial Officer of the Company. Pursuant to the Iberger Employment Agreement, Mr. Iberger will receive an annual salary in the amount of $200,000 per year and will be entitled to participate in the Company’s health plan and benefits on terms available to other Company employees.

Mr, Iberger is eligible to receive an annual bonus in accordance with the recommendations made by the Compensation Committee of the Board. In addition, Mr. Iberger shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board.

In the event of termination without cause or for good reason (as such terms are defined in the Iberger Employment Agreement), Mr. Iberger shall be entitled to (i) a lump sum payment equal to 9 months of his base salary in effect at the date of termination, less applicable withholding (ii) COBRA benefits for a period of 9 months or such period as further described in the Iberger Employment Agreement and (iii) accelerated vesting of all unvested stock options or equity awards.

Upon death or termination of employment by virtue of disability, Mr. Iberger (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.

If a sale event occurs (as defined in the Iberger Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Iberger without cause or Mr. Iberger terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Iberger shall be entitled to receive Change of Control Severance as set out in the terms of the agreement.

The description of the Iberger Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1(b).

Employment Agreement with Mr. Ahmed Zaki Sabet

On August 7, 2018, the Company entered into a revised employment agreement with Ahmed Sabet, effective as of that date (the “Sabet Employment Agreement”), in connection with his existing role as Chief Operations Officer of the Company. Pursuant to the Sabet Employment Agreement, Mr. Sabet will receive an annual salary in the amount of $150,000 per year and will be entitled to participate in the Company’s health plan and benefits on terms available to other Company employees.

Mr, Sabet is eligible to receive an annual bonus such amount as shall be determined in the sole discretion of the Chief Executive Officer of the Company based on recommendation of the Compensation Committee of the Board. In addition, Mr. Sabet shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board.

In the event of termination without cause or for good reason (as such terms are defined in the Sabet Employment Agreement), Mr. Sabet shall be entitled to (i) a lump sum payment equal to 9 months of his base salary in effect at the date of termination, less applicable withholding (ii) COBRA benefits for a period of 9 months or such period as further described in the Sabet Employment Agreement and (iii) accelerated vesting of all unvested stock options or equity awards.

Upon death or termination of employment by virtue of disability, Mr. Sabet (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.

If a sale event occurs (as defined in the Sabet Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Sabet without cause or Mr. Sabet terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Sabet shall be entitled to receive Change of Control Severance as set out in the terms of the agreement.

The description of the Sabet Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1(c).

Employment Agreement with Mr. Steven Miller

On August 7, the Company entered into a revised employment agreement with Steven Miller, effective as of that date (the “Miller Employment Agreement”), in connection with his existing role as Chief Commercial Officer of the Company. Pursuant to the Miller Employment Agreement, Mr. Miller will receive an annual salary in the amount of $200,000 per year and will be entitled to participate in the Company’s health plan and benefits on terms available to other Company employees.

Mr, Miller is eligible to receive an annual bonus such amount as shall be determined in the sole discretion of the Chief Executive Officer of the Company based on recommendation of the Compensation Committee of the Board. In addition, Mr. Miller shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board.

In the event of termination without cause or for good reason (as such terms are defined in the Miller Employment Agreement), Mr. Miller shall be entitled to (i) a lump sum payment equal to 9 months of the greater of $258,500 or Mr. Miller’s base salary in effect at the date of termination, less applicable withholding (ii) COBRA benefits for a period of 9 months or such period as further described in the Miller Employment Agreement and (iii) accelerated vesting of all unvested stock options or equity awards.

Upon death or termination of employment by virtue of disability, Mr. Miller (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.

If a sale event occurs (as defined in the Miller Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Miller without cause or Mr. Miller terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Miller shall be entitled to receive Change of Control Severance as set out in the terms of the agreement.

The description of the Miller Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1(d).

Employment Agreement with Mr. Ayman A. Mohamed

On July August 7, the Company entered into a revised employment agreement with Ayman Mohamed, effective as of that date (the “Mohamed Employment Agreement”), in connection with his existing role as SVP R&D and Laboratory Operations of the Company. Pursuant to the Mohamed Employment Agreement, Mr. Mohamed will receive an annual salary in the amount of $150,000 per year and will be entitled to participate in the Company’s health plan and benefits on terms available to other Company employees.

Mr, Mohamed is eligible to receive an annual bonus such amount as shall be determined in the sole discretion of the Chief Executive Officer of the Company based on recommendation of the Compensation Committee of the Board. In addition, Mr. Mohamed shall be eligible to receive stock options or other equity incentive awards in the Company subject to approval of the Compensation Committee of the Board.

In the event of termination without cause or for good reason (as such terms are defined in the Mohamed Employment Agreement), Mr. Mohamed shall be entitled to (i) a lump sum payment equal to 9 months of his base salary in effect at the date of termination, less applicable withholding (ii) COBRA benefits for a period of 9 months or such period as further described in the Mohamed Employment Agreement and (iii) accelerated vesting of all unvested stock options or equity awards.

Upon death or termination of employment by virtue of disability, Mr. Mohamed (or his estate or beneficiaries as applicable) shall have no right to receive any compensation or benefit pursuant to the terms of the agreement on and after the effective date of the termination of employment other than (i) annual salary earned and accrued under the agreement prior to the effective date of termination (ii) earned, accrued and vested benefits and paid time off under the agreement prior to the effective date of termination, subject to the terms of the plans applicable thereto (and any applicable laws and regulations); and (iii) reimbursement under the Agreement for expenses incurred prior to the effective date of termination, subject to the terms of the agreement and the policies applicable thereto.

If a sale event occurs (as defined in the Mohamed Employment Agreement) and the Company, its subsidiaries or a successor entity, as the case may be, terminates the employment agreement and the employment of Mr. Mohamed without cause or Mr. Mohamed terminates the agreement and his employment for good reason, in either case within 12 months following such sale event, then Mr. Mohamed shall be entitled to receive Change of Control Severance as set out in the terms of the agreement.

The description of the Mohamed Employment Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1(e).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description

10.1(a)	Employment Agreement, executed August 7, 2018 by and between Precipio Inc. and Mr. Danieli
10.1(b)	Employment Agreement, executed August 7, 2018 by and between Precipio Inc. and Mr. Iberger
10.1(c)	Employment Agreement, executed August 7, 2018 by and between Precipio Inc. and Mr. Sabet
10.1(d)	Employment Agreement, executed August 7, 2018 by and between Precipio Inc. and Mr. Miller
10.1(e)	Employment Agreement, executed August 7, 2018 by and between Precipio Inc. and Mr. Mohamed
99.1	Press release issued by Precipio Inc dated 9 August, 2018 in connection with the appointment of Ms. Kathleen

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIPIO, INC.

By:	/s/ Ilan Danieli
Name:	Ilan Danieli
Title:	Chief Executive Officer

Date: August 9, 2018